EXHIBIT 99.1

THE SOURCE VITAMIN COMPANY, INC.

FINANCIAL STATEMENTS

FOR THE PERIOD FROM FEBRUARY 26, 2009 (INCEPTION)
TO DECEMBER 31, 2009

THE SOURCE VITAMIN COMPANY, INC.

INDEPENDENT AUDITORS’ REPORT

To the Stockholders
The Source Vitamin Company, Inc.

We have audited the accompanying balance sheet of The Source Vitamin Company, Inc. (the “Company”) as of December 31, 2009, and the related statements of operations, stockholders’ deficiency and cash flows for the period from February 26, 2009 (inception) to December 31, 2009.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards established by the Auditing Standards Board (United States) and in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Source Vitamin Company, Inc., as of December 31, 2009, and the results of its operations and its cash flows for the period from February 26, 2009 (inception) to December 31, 2009 in conformity with United States accounting principles generally accepted in the United States of America.

New York, NY
April 6, 2011

F-1

The Source Vitamin Company, Inc.
Balance Sheet

As of December 31, 2009
Assets
Current Assets:
Cash and cash equivalents	$31,460
Inventories	29,926
Prepaid expenses and other current assets	5,675
Total Current Assets	67,061

Equipment and software – net	20,364

Total Assets	$87,425

Liabilities and Stockholders’ Deficiency
Current Liabilities:
Accounts payable	$195,392
Accrued expenses	230,481
Deferred revenue	36,412
Notes payable, net of debt discount of $16,464	373,536
Total Current Liabilities	835,821

Convertible debenture	200,000

Contingencies

Stockholders' Deficiency:
Preferred stock, $0.001 par value, 10,000,000 shares authorized:
Series A convertible preferred stock, 533,904 shares designated, issued and outstanding	534
Series B preferred stock, 500,000 shares designated, issued and outstanding	500
Series C convertible preferred stock, 157,835 shares designated, issued and outstanding	158
Common stock, $0.001 par value, 40,000,000 shares authorized, 34,914,000 shares issued and outstanding	34,914
Additional paid in capital	35,849
Accumulated deficit	(1,020,351)
Total Stockholders' Deficiency	(948,396)

Total Liabilities and Stockholders' Deficiency	$87,425

The accompanying notes are an integral part of these financial statements.

F-2

The Source Vitamin Company, Inc.
Statement of Operations

For the Period from
February 26, 2009
(Inception) to
December 31, 2009

Net Sales	$727,766
Cost of sales	230,899
Gross profit	496,867

Operating expenses:
Distributor incentives	571,210
Selling, general and administrative expenses	897,810
Total operating expenses	1,469,020
Loss from operations	(972,153)

Other expense:
Interest expense	(48,198)
Total other expense	(48,198)
Net Loss	$(1,020,351)

Net loss per common share - basic and diluted	$(0.03)

Weighted average number of common shares outstanding during the period - basic and diluted	34,914,000

The accompanying notes are an integral part of these financial statements.

F-3

The Source Vitamin Company, Inc.
Statement of Stockholders' Deficiency
 For the Period from February 26, 2009 (Inception) to December 31, 2009

	Series A Convertible Preferred		Series B Preferred		Series C Convertible Preferred		Common Stock
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Additional Paid in Capital	Accumulated Deficit	Total Stockholders Deficiency

Balance, February 26, 2009

Issuance of common stock to founders for no consideration upon formation of Company							34,914,000	$34,914	$(34,914)	$-	$-
Issuance of Series A preferred stock in connection with notes payable	533,904	$534					-	-	$20,822	$-	$21,356
Issuance of Series C convertible preferred stock in connection with notes payable					157,835	$158	-	-	6,155	-	6,313
Issuance of Series B preferred stock to founder as compensation			500,000	$500			-	-	19,500	-	20,000
Capital contribution of expenses paid on behalf of the Company by founder	-	-	-	-	-	-	-	-	24,286	-	24,286
Net loss	-	-	-	-	-	-	-	-	-	(1,020,351)	(1,020,351)
Balance, December 31, 2009	533,904	$534	500,000	$500	157,835	$158	34,914,000	$34,914	$35,849	$(1,020,351)	$(948,396)

The accompanying notes are an integral part of these financial statements.

F-4

The Source Vitamin Company, Inc.
Statement of Cash Flows

For the Period from
February 26, 2009
(Inception) to
December 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,020,351)
Adjustments to reconcile net loss to net cash used in operating activities:
Accretion of debt discount	11,205
Depreciation and amortization	3,500
Stock compensation	20,000
Changes in operating assets and liabilities:
Increase in:
Inventory	(29,926)
Prepaid expenses and other current assets	(5,675)
Increase in:
Accounts payable	195,392
Accrued expenses	230,481
Deferred revenue	36,412
Net Cash Used In Operating Activities	(558,962)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid to purchase equipment and software	(23,864)
Net Cash Used in Investing Activities	(23,864)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable	390,000
Proceeds from convertible debenture	200,000
Capital contribution	24,286
Net Cash Provided By Financing Activities	614,286

Net Increase in Cash and Cash Equivalents	31,460
Cash and Cash Equivalents - Beginning of Period	-

Cash and Cash Equivalents - End of Period	$31,460

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Period for:
Interest	$-
Taxes	$-

SUPPLIMENTARY DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Convertible preferred stock issued in connection with notes payable	$27,669
Issuance of common stock to founders	$34,914

The accompanying notes are an integral part of these financial statements.

F-5

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the Period from February 26, 2009 (Inception) to December 31, 2009

Note 1 – Organization and Business

The Source Vitamin Company, Inc. (“the Company”) is based in Florida and operates in the United States and Canada.  The Company develops and sells high-quality nutritional products (“nutraceuticals”) that are distributed throughout North America through a network marketing system, which is a form of direct selling. Its customer base comprises two types of customers; "Distributors" and "Retail Customers." Distributors are independent distributors of the Company’s products who also purchase the Company’s products for their personal use. Retail Customers purchase the Company’s products strictly for their personal use.

The Company was incorporated in Delaware on February 26, 2009.  The Company began shipping products in June 2009.  The Company has a wholly owned subsidiary, Live The Source “Canada” Ltd (“LTSC”), a Canadian corporation, which was incorporated on June 1, 2010. LTSC is currently inactive.

Note 2 – Liquidity and Management’s Plans

The Company incurred a $1,020,351 net loss and used $558,962 of cash in operations for the period ended December 31, 2009. As of December 31, 2009, the Company has a $1,020,351 accumulated deficit and working capital deficit of $768,760.

The Company does not yet have a sustained history of financial stability. Historically its principal source of liquidity has been the issuances of debt through various debt financing transactions.   The Company is currently attempting to raise additional funds through the issuance of debt and/or equity securities.  On  March 31, 2011, the Company entered into a merger agreement with a public registrant (see Note 11).  In connection with the merger the public registrant expects to raise $3,000,000 in cash through the issuance of convertible notes payable.  Management believes that its cash balances and the anticipated cash that will be received from additional funds through the issuance of debt will be sufficient to sustain operations through December 31, 2011. However, there can be no assurance that the plans and actions proposed by management will be successful or that unforeseen circumstances will not require it to seek additional funding sources in the future or effectuate plans to conserve liquidity. In addition, there can be no assurance that its efforts to raise additional funds through the issuance of debt and/or equity securities will be successful or that in the event additional sources of funds are needed to continue operations, that they will be available on acceptable terms, if at all.

Note 3 – Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions impact, among others, the following: the estimated useful lives for amortizable software and debt issue costs, accrued expenses, and the fair value of preferred stock granted in connection with various financing transactions.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from its estimates.

Cash and Cash Equivalents

All highly liquid investments with an original maturity of 90 days or less when purchased are considered to be cash equivalents. Cash equivalents are stated at cost, which approximates market value.

The Company minimizes credit risk associated with cash and cash equivalents by periodically evaluating the credit quality of its primary financial institutions. At times, its cash and cash equivalents may be uninsured or in deposit accounts that exceed the Federal Deposit Insurance Corporation insurance limit. The Company had no uninsured balances at December 31, 2009.

Inventories

Inventories consist of vitamins and related nutritional products and are carried at the lower of cost or net realizable value. Cost is based solely on the amount paid by the Company to third parties.

F-6

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the Period from February 26, 2009 (Inception) to December 31, 2009

Note 3 – Significant Accounting Policies, continued

Equipment and Software

Equipment and software are stated at cost. Depreciation and amortization is calculated on a straight-line basis over the estimated useful lives of the related assets, which ranges from two to five years.

Convertible Instruments

The Company reviews all of its convertible instruments for the existence of an embedded conversion feature which may require bifurcation, if certain criteria are met. These criteria include circumstances in which:

a)	The economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract,

b)
The hybrid instrument that embodies both the embedded derivative instrument and the host contract is not remeasured at fair value under otherwise applicable guidance with changes in fair value reported in earnings as they occur, and

c)
A separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument subject to certain requirements (except for when the host instrument is deemed to be conventional).

A bifurcated derivative financial instrument may be required to be recorded at fair value and adjusted to market at each reporting period end date. In addition, The Company may be required to classify certain stock equivalents issued in connection with the underlying debt instrument as derivative liabilities.

For convertible instruments that the Company has determined should not be bifurcated from their host instruments, it records discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their earliest date of redemption. Also when necessary, The Company record deemed dividends for the intrinsic value of conversion options embedded in preferred shares based upon the differences between the fair value of the underlying common stock at the commitment date of the financing transaction and the effective conversion price embedded in the preferred shares.

In addition, the Company reviews all of its convertible instruments for the existence of a beneficial conversion feature. Upon the determination that a beneficial conversion feature exists, the relative fair value of the beneficial conversion feature would be recorded as a discount from the face amount of the respective debt instrument and the discount would be amortized to interest expense over the life of the debt.

Finally, if necessary, the Company will determine the existence of liquidated damage provisions. Liquidated damage provisions are not marked to market, but evaluated based upon the probability that a related liability should be recorded.

Revenue Recognition

The Company generates revenue from the direct sales of its vitamin and related nutritional products directly to consumers through its distributors. Revenue is recognized when all of the following conditions exist: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred, (3) the sales price is fixed or determinable, and (4) collectability is reasonably assured.

Revenue is recognized at the time products are shipped.  The Company generally requires cash or credit card payment at the point of sale.  The compensation plan for the Company’s distributors generally does not provide rebates or selling discounts to distributors who purchase its products and services.  The Company classifies selling discounts and rebates, if any, as a reduction of revenue.

Product Return Policy

Refunds are allowed only to Distributors who have given voluntary termination notices, or for incorrect or defective items.  In these circumstances only, the Company provides a 30-day return policy.

F-7

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the Period from February 26, 2009 (Inception) to December 31, 2009

Note 3 – Significant Accounting Policies, continued

Deferred Revenue

The Company requires cash or credit card payment at the time of sale. Any payments that are received prior to shipment are recorded as deferred revenue until the specific product is shipped as described above, at which time, it is recorded as revenue.

Advertising

Advertising costs are expensed as they are incurred and are included in selling, general and administrative expenses. Advertising expense amounted to $2,122 for the period ended December 31, 2009.

Shipping and Handling Costs

The Company’s shipping and handling costs are included in cost of sales.

Distributor Incentives

Distributor incentives expenses include all forms of commissions, compensation, bonuses and other incentives paid to our Distributors.

Selling, General and Administrative

Selling, general and administrative expenses include wages and benefits, depreciation and amortization, rents and utilities, distributor event costs, professional fees and marketing.

Share-Based Payment Arrangements

Generally, all forms of share-based payments, including stock option grants, restricted stock grants and stock appreciation rights are measured at their fair value on the awards’ grant date, based on the estimated number of awards that are ultimately expected to vest.  Share-based compensation awards issued to non-employees for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable. The expense resulting from share-based payments are recorded in cost of goods sold or general and administrative expense in the statement of operations, depending on the nature of the services provided.  There were no share-based compensation awarded for the period ending December 31, 2009.

Income Taxes

The Company accounts for income taxes in accordance with accounting guidance now codified as Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740, “Income Taxes,” which requires that the Company recognize deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse. Deferred income tax benefit (expense) results from the change in net deferred tax assets or deferred tax liabilities. A valuation allowance is recorded when it is more likely than not that some or all deferred tax assets will not be realized.

Accounting guidance now codified as FASB ASC Topic 740-20, “Income Taxes – Intraperiod Tax Allocation,” clarifies the accounting for uncertainties in income taxes recognized in accordance with FASB ASC Topic 740-10 by prescribing guidance for the recognition, de-recognition and measurement in financial statements of income tax positions taken in previously filed tax returns or tax positions expected to be taken in tax returns, including a decision whether to file or not to file in a particular jurisdiction. FASB ASC Topic 740-20 requires that any liability created for unrecognized tax benefits is disclosed. The application of FASB ASC Topic 740-20 may also affect the tax bases of assets and liabilities and therefore may change or create deferred tax liabilities or assets. The Company would recognize interest and penalties related to unrecognized tax benefits in income tax expense. At December 31, 2009, The Company did not record any liabilities for uncertain tax positions.

F-8

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the Period from February 26, 2009 (Inception) to December 31, 2009

Note 3 – Significant Accounting Policies, continued

Net Loss per Share

Basic earnings per share (“EPS”) is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. Diluted EPS excludes all dilutive potential of shares of common stock if their effect is anti-dilutive.

The computation of basic and diluted loss per share for the year ended December 31, 2009 excludes the following potentially dilutive securities because their inclusion would be anti-dilutive:

For the Period Ended December 31, 2009

Series A Convertible Preferred Stock	533,904
Series C Convertible Preferred Stock	157,835
Convertible Debenture	135,135
826,874

Recent Accounting Pronouncements

The Company adopted the provisions of ASC 855, “Subsequent Events” (formerly SFAS 165 “Subsequent Events”), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The provisions of ASC 855 are effective for interim and annual reporting periods ending after June 15, 2009. The adoption did not have an impact on the Company’s financial position, results of operations or cash flows.

In June 2009, FASB issued ASC Topic 810-10 “Consolidation – Variable Interest Entities”, to improve financial reporting by enterprises involved with variable interest entities and to provide more relevant and reliable information to users of financial statements. The Statement is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. The Company will review the requirements of ASC Topic 810-10 and comply with its requirements. The Company does not expect that the adoption of this Statement will have a material impact on the Company’s financial statements.

In August 2009, FASB issued Accounting Standards Update 2009-05 which includes amendments to Subtopic 820-10, “Fair Value Measurements and Disclosure – Overall”. The update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the techniques provided for in this update. The amendments in this update clarify that a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability and also clarifies that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are Level 1 fair value measurements. The adoption of this standard did not have a material impact on the Company’s financial position, results of operations and cash flows.

F-9

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the Period from February 26, 2009 (Inception) to December 31, 2009

Note 4 – Fair Value

The fair value of its financial assets and liabilities reflects its estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on its assessment of the assumptions that market participants would use in pricing the asset or liability.

Note 5 - Equipment and Software

Equipment and software consist of the following at December 31, 2009:

	Balance at December 31, 2009	Estimated Useful Life
Equipment and software	23,864	2-5years
Less: Accumulated depreciation and amortization	(3,500)
Equipment and software, net	$20,364

Depreciation and amortization for the period ended December 31, 2009 was $3,500.

F-10

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the Period from February 26, 2009 (Inception) to December 31, 2009

Note 6 -Debt and Other Financing

Notes Payable

During June 2009, the Company entered into a $100,000 unsecured promissory note with a third party.  The note bears interest at fifteen percent per annum and is due on December 31, 2010.  In connection with the note, the Company agreed to issue 157,835 shares of Convertible Preferred Series C stock (Note 7).  The preferred stock was valued at a fair value of $6,313 which was recognized as a debt discount to be amortized over the life of the note.  For the period ended December 31, 2009, $1,962 was amortized to interest expense. The Company used the net proceeds received from the note to provide working capital.  The note was subsequently paid off as part of two $350,000 promissory notes the Company entered into during November 2010 (see Note 11).

During June and July 2009, the Company entered into three unsecured promissory notes totaling $290,000 with a third party.  The notes bear interest at fifteen percent per annum and mature between June 22, 2010 and November 1, 2010.  In connection with these notes, the Company agreed to issue 533,904 shares of Convertible Preferred Series A stock (see Note 7).  The preferred stock was valued at a fair value of $21,356 which was recognized as a debt issue cost to be amortized over the life of the note.  For the period ended December 31, 2009, $9,243 was amortized to interest expense.  The Company used the net proceeds received from these notes to provide working capital.

On September 16, 2010, the Company entered into a subscription agreement with the notes holder to purchase 4,377,000 shares of common stock at par and granted the holder a six month option to acquire an additional 75,000 shares of common stock at par (see Note 11).

Convertible Debenture

During October 2009, the Company issued a $200,000 Convertible Note Payable (the “Convertible Note”).  The Convertible Note has a three year term maturing October13, 2012, bears interest at an annual rate of ten percent per annum and is unsecured.  The Company used the net proceeds received from this Convertible Note to provide working capital.

The Convertible Note is convertible at the option of the holder, in whole or in part, into shares of the Company’s common stock at an initial conversion price equal to $1.48 per share.  The conversion price may be adjustable for standard anti-dilution provisions such as stock splits, stock dividends and similar types of recapitalization events.

The Company evaluated the conversion feature embedded in the Convertible Note to determine whether such conversion feature should be bifurcated from its host instrument and accounted for as a freestanding derivative and if a beneficial conversion feature exists. The Company has determined that no beneficial conversion feature exists and determined that since the exercise price of the convertible debt does not contain variable conversion features, such conversion feature should not be bifurcated from its host instrument and accounted for as a freestanding derivative.

F-11

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the Period from February 26, 2009 (Inception) to December 31, 2009

Note 7 – Stockholders’ Deficiency

Preferred Stock

The Company has authorized a total of 10,000,000 shares of $0.001 par value preferred stock

Convertible Series A Preferred Stock

The Convertible Series Preferred Stock (“Series A PS”) have voting rights equivalent to one vote per share, no liquidation preference, and are entitled to receive dividends equal to six percent of the Company’s net income to be paid quarterly. Each share of the Series A PS is convertible into one share of the Company’s common stock at the election of the holder.  The Company authorized and issued 533,904 shares of the Series A PS in connection with three promissory notes totaling $290,000 to one individual (see Note 6).  The shares were valued at $21,356 ($0.04 per share) based on the fair value of the stock and was recorded as a debt discount on the notes payable.

Series B Preferred Stock

The Series B Preferred Stock (“Series B PS”) has voting rights equivalent to one hundred votes per share, no liquidation preference, and are not entitled to receive dividends. During 2009, 500,000 shares were authorized and issued to one of the Company’s Founder in exchange as compensation.  The shares were valued at $20,000 ($0.04 per share) based on the fair value of the stock and was recognized as compensation expense in the statement of operations.

Convertible Series C Preferred Stock

The Convertible Series C Preferred Stock (“Series C PS”) has voting rights equivalent to one vote per share, no liquidation preference, and are entitled to receive dividends equal to three percent of the Company’s net income to be paid quarterly. Each share of the Series C PS is convertible into one share of its common stock at the election of the holder, however if all accrued dividends have been paid by July 1, 2012, all outstanding shares automatically convert to common shares. The Company authorized and issued 157,835 shares of the Series C PS in connection with one promissory notes totaling $100,000 to one individual (see Note 6).  The shares were valued at $6,313 ($0.04 per share) based on the fair value of the stock and was recorded as a debt discount on the notes payable.

Common Stock

On March 2, 2009, the Company issued 34,914,000 shares of common stock to founders for no consideration upon formation of the Company.

Note 8 – Income Taxes

The income tax provision (benefit) consists of the following for the period ended December 31, 2009:

Federal:
Current
Deferred	$(332,000)
State and local:
Current
Deferred	(24,000)
Change in Valuation Allowance	356,000
Income tax provision (benefit)	$-

F-12

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the Period from February 26, 2009 (Inception) to December 31, 2009

Note 8 - Income Taxes, continued

The Company recognized deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. The Company has established a valuation allowance to reflect the likelihood of realization of deferred tax assets.

The valuation allowance at December 31, 2009 was approximately $356,000. The change in valuation allowance during the period ended December 31, 2009 was an increase of approximately $356,000. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of December 31, 2009.

  The Company has a net operating loss carryforward for tax purposes totaling approximately $1,005,000 at December 31, 2009, expiring through 2029. There is a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally greater than a 50% change in ownership).  Temporary differences, which give rise to a net deferred tax asset, are as follows:

Significant deferred tax assets are approximately as follows:

2009
Deferred tax asset:
Net operating loss carryover	$351,000
Accrued compensation	9,000
360,000
Less valuation allowance	(356,000)
4,000
Deferred tax liability:
Fixed asset depreciation	(4,000)
Net deferred tax assets	$-

The actual tax benefit differs from the expected tax benefit for the period ended December 31, 2009 as follows:

2009

U.S. federal statutory rate	(34.0)%
State income tax, net of federal benefit	(3.6)%
Other permanent items	1.1%
Change in Valuation Allowance	36.5%
Income tax provision (benefit)	0.00%

F-13

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the Period from February 26, 2009 (Inception) to December 31, 2009

Note 9– Related Party Transactions

The founder has an agreement with the Company whereby he is to receive a bonus of five percent of eligible monthly sales.  As a result of this agreement, the Company recorded bonus expense of $32,266 to the founder for the period ended December 31, 2009.

As of December 31, 2009, the Company owed the founder $64,747 in accounts payable.

Note 10 – Contingencies

Economic Risks and Uncertainties

The recent global economic slowdown has caused a general tightening in the credit markets, lower levels of liquidity, increases in the rates of default and bankruptcy, and extreme volatility in credit, equity and fixed income markets. These conditions not only limit its access to capital, but also make it difficult for its customers, its vendors and us to accurately forecast and plan future business activities.

Legal Proceedings

From time to time, the Company is periodically a party to or otherwise involved in legal proceedings arising in the normal and ordinary course of business. As of the date of this report, the Company is not aware of any proceeding, threatened or pending, against us which, if determined adversely, would have a material effect on its business, results of operations, cash flows or financial position.

Note 11 – Subsequent Events

The Company evaluated subsequent events between the balance sheet date of December 31, 2009 through April 6, 2011, which represents the date the Financial Statements were issued.

During March 2010, the Company entered into an unsecured promissory note for $150,000.  The note bears interest at ten percent per annum and due on February 28, 2011.

During August and September 2010, the Company entered into two unsecured convertible debentures for $50,000 and $20,000.  The debentures bear interest at eight percent per annum, are due on February 15 and 28, 2012, respectively, and are convertible anytime at the option of the holder into 83,333 and 67,000 shares of its common stock, respectively.

During August 2010, the Company entered into two $50,000 promissory notes.  The notes bear interest at eight percent per annum and are due on September 15, 2010.  These notes were refinanced and cancelled as part of the November 2010 debt deal discussed below.

On September 16, 2010, the Company entered into a subscription agreement with the note holder to purchase 4,377,000 shares of common stock at par and granted the holder a six month option to acquire an additional 75,000 shares of common stock at par. As a consideration of this agreement the note holder agreed to (1) extend the maturity dates of the three notes to June, 30, 2011, (2) add all accrued interest to the principle balance and extend any accruing and unpaid interest until the extended maturity date, (3) waive all rights, titles and interest in the 533,904 shares convertible preferred series A stock originally issued and (4) waive any defaults prior to the subscription agreement.  The option is exercisable upon certain conditions, including merging with a publicly traded company.

During November 2010 and March 2011, the Company entered into three promissory notes totaling $1,100,000.  Two of the notes totaling $700,000 are collateralized by 28,614,000 of the founder’s shares.  All three notes are guaranteed by the founder.

On March 31, 2011, the Company entered into a merger agreement with Stone Harbor Investments, Inc. (a public registrant), whereby Stone Harbor Investments, Inc. will issues approximately 486,000 shares of common stock to the shareholders of the Company in exchange for 100 percent ownership of the Company.  In connection with the merger the public registrant expects to raise $3,000,000 in cash through the issuance of convertible notes payable. In addition, approximately $1,668,000 of outstanding notes payable as of the merger date will be exchanged for new convertible notes payable and warrants with similar terms and conditions as the new $3,000,000 convertible notes payable.

F-14

THE SOURCE VITAMIN COMPANY, INC.

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

THE SOURCE VITAMIN COMPANY, INC.

INDEPENDENT AUDITORS’ REPORT

To the Stockholders
The Source Vitamin Company, Inc.

We have audited the accompanying balance sheet of The Source Vitamin Company, Inc. (the “Company”) as of December 31, 2010, and the related statements of operations, stockholders’ deficiency and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards established by the Auditing Standards Board (United States) and in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Source Vitamin Company, Inc., as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with United States accounting principles generally accepted in the United States of America.

New York, NY
April 6, 2011

The Source Vitamin Company, Inc.
Balance Sheet

As of December 31, 2010
Assets
Current Assets:
Cash and cash equivalents	$53,855
Accounts receivable	8,312
Inventories	67,168
Prepaid expenses and other current assets	136,589
Deferred loan costs	64,476
Total Current Assets	330,400

Equipment and software – net	13,982

Total Assets	$344,382

Liabilities and Stockholders’ Deficiency
Current Liabilities:
Accounts payable	$303,134
Accrued expenses	257,986
Deferred revenue	3,544
Notes payable, net of debt discount of $159,569	1,047,129
Total Current Liabilities	1,611,793

Convertible debenture	270,000

Contingencies

Stockholders' Deficiency:
Preferred stock, $0.001 par value, 10,000,000 shares authorized:
Series A convertible preferred stock, 533,904 shares designated, 0 issued and outstanding	-
Series B preferred stock, 500,000 shares designated, 0 issued and outstanding	-
Series C convertible preferred stock, 157,835 shares designated, issued and outstanding	158
Common stock, $0.001 par value, 40,000,000 shares authorized, 39,666,000 shares issued and outstanding	39,666
Additional paid in capital	289,642
Accumulated deficit	(1,866,877)
Total Stockholders' Deficiency	(1,537,411)

Total Liabilities and Stockholders' Deficiency	$344,382

The accompanying notes are an integral part of these financial statements.

The Source Vitamin Company, Inc.
Statement of Operations

For the Year ended
December 31, 2010
Net Sales	$1,211,465
Cost of sales	396,579
Gross profit	814,886

Operating expenses:
Distributor incentives	332,476
Selling, general and administrative expenses	1,081,800
Total operating expenses	1,414,276
Loss from operations	(599,390)

Other expense:
Interest expense	(247,136)
Total other expense	(247,136)
Net Loss	$(846,526)

Net loss per common share - basic and diluted	$(0.02)

Weighted average number of common shares outstanding during the period - basic and diluted	36,185,129

The accompanying notes are an integral part of these financial statements.

The Source Vitamin Company, Inc.
Statement of Stockholders' Deficiency
 For the Year ended December 31, 2010

	Series A Convertible Preferred		Series B Preferred		Series C Convertible Preferred		Common Stock
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Additional Paid in Capital	Accumulated Deficit	Total Stockholders Deficiency
Balance, December 31, 2009	533,904	$534	500,000	$500	157,835	$158	34,914,000	$34,914	$35,849	$(1,020,351)	$(948,396)

Issuance of common stock and cancellation of Series A convertible preferred stock in connection with debt extension	(533,904)	(534)					4,377,000	4,377	226,743	-	230,586
Issuance of stock options in connection with debt extension	-	-					-	-	4,425	-	4,425
Issuance of common stock in connection with debt extension							375,000	375	22,125	-	22,500
Cancellation of Series B Preferred Stock			(500,000)	(500)			-	-	500	-	-
Net loss	-	-	-	-	-	-	-	-	-	(846,526)	(846,526)
Balance, December 31, 2010	-	$-	-	$-	157,835	$158	39,666,000	$39,666	$289,642	$(1,866,877)	$(1,537,411)

The accompanying notes are an integral part of these financial statements.

The Source Vitamin Company, Inc.
Statement of Cash Flows

For the Year Ended
December 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(846,526)
Adjustments to reconcile net loss to net cash used in operating activities:
Accretion of debt discount	109,654
Depreciation and amortization	6,382
Amortization of deferred loan costs	24,839
Changes in operating assets and liabilities:
Increase in:
Inventory	(37,242)
Prepaid expenses and other current assets	(130,914)
Increase (decrease) in:
Accounts receivable	(8,312)
Accounts payable	107,742
Accrued expenses	98,955
Deferred revenue	(32,868)
Net Cash Used In Operating Activities	(708,290)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable	950,000
Proceeds from convertible debenture	70,000
Repayment of notes payable	(200,000)
Payment of deferred loan costs	(89,315)
Net Cash Provided By Financing Activities	730,685

Net Increase in Cash and Cash Equivalents	22,395
Cash and Cash Equivalents - Beginning of Year	31,460

Cash and Cash Equivalents - End of Year	$53,855

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Year for:
Interest	$23,812
Taxes	$-

SUPPLIMENTARY DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Issuance of common stock and stock options in connection with notes payable extension	$253,293
Common stock subscription applied again accrued interest	$4,752
Application of accrued interest to note payable principle balances	$66,698
Cancellation of Series A convertible preferred stock in connection with note payable extension	$534
Cancellation of Series B preferred stock	$500

The accompanying notes are an integral part of these financial statements.

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the year ended December 31, 2010

Note 1 - Organization and Business

The Source Vitamin Company, Inc. (“the Company”) is based in Florida and operates in the United States and Canada.  The Company develops and sells high-quality nutritional products (“nutraceuticals”) that are distributed throughout North America through a network marketing system, which is a form of direct selling. Its customer base comprises two types of customer; "Distributors" and "Retail Customers." Distributors are independent distributors of the Company’s products who also purchase the Company’s products for their personal use. Retail Customers purchase the Company’s products strictly for their personal use.

The Company was incorporated in Delaware on February 26, 2009.  The Company has a wholly owned subsidiary, Live The Source “Canada” Ltd (“LTSC”), a Canadian corporation, which was incorporated on June 1, 2010. LTSC is currently inactive.

Note 2 - Liquidity and Management’s Plans

The Company incurred a $846,526 net loss and used $708,290 of cash in operations for the period ended December 31, 2010. As of December 31, 2010, the Company has a $1,866,877 accumulated deficit and working capital deficit of $1,281,393.

The Company does not yet have a sustained history of financial stability. Historically its principal source of liquidity has been the issuances of debt through various debt financing transactions.   The Company is currently attempting to raise additional funds through the issuance of debt and/or equity securities.  On March 31, 2011, the Company entered into a merger agreement with a public registrant.  In connection with the merger the public registrant expects to raise $3,000,000 in cash through the issuance of convertible notes payable.  See Note 12 for additional funding through the issuance of debt and expected merger subsequent to December 31, 2010.

Management believes that its cash balances and the anticipated cash that will be received from additional funds through the issuance of debt will be sufficient to sustain operations through December 31, 2011. However, there can be no assurance that the plans and actions proposed by management will be successful or that unforeseen circumstances will not require it to seek additional funding sources in the future or effectuate plans to conserve liquidity. In addition, there can be no assurance that its efforts to raise additional funds through the issuance of debt and/or equity securities will be successful or that in the event additional sources of funds are needed to continue operations, that they will be available on acceptable terms, if at all.

Note 3 - Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions impact, among others, the following: the estimated useful lives for amortizable software and debt issue costs, accrued expenses, and the fair value of preferred stock granted in connection with various financing transactions.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from its estimates.

Cash and Cash Equivalents

All highly liquid investments with an original maturity of 90 days or less when purchased are considered to be cash equivalents. Cash equivalents are stated at cost, which approximates market value.

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the year ended December 31, 2010

Note 3 - Significant Accounting Policies, continued

The Company minimizes credit risk associated with cash and cash equivalents by periodically evaluating the credit quality of its primary financial institutions. At times, its cash and cash equivalents may be uninsured or in deposit accounts that exceed the Federal Deposit Insurance Corporation insurance limit. The Company had no uninsured balances at December 31, 2010.

Inventories

Inventories consist of vitamins and related nutritional products and are carried at the lower of cost or net realizable value. Cost is based solely on the amount paid by the Company to third parties.

Equipment and Software

Equipment and software are stated at cost. Depreciation and amortization is calculated on a straight-line basis over the estimated useful lives of the related assets, which ranges from two to five years.

Convertible Instruments

The Company reviews all of its convertible instruments for the existence of an embedded conversion feature which may require bifurcation, if certain criteria are met. These criteria include circumstances in which:

a)	The economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract,

b)
The hybrid instrument that embodies both the embedded derivative instrument and the host contract is not remeasured at fair value under otherwise applicable guidance with changes in fair value reported in earnings as they occur, and

c)
A separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument subject to certain requirements (except for when the host instrument is deemed to be conventional).

A bifurcated derivative financial instrument may be required to be recorded at fair value and adjusted to market at each reporting period end date. In addition, The Company may be required to classify certain stock equivalents issued in connection with the underlying debt instrument as derivative liabilities.

For convertible instruments that the Company has determined should not be bifurcated from their host instruments, it records discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their earliest date of redemption. Also when necessary, The Company record deemed dividends for the intrinsic value of conversion options embedded in preferred shares based upon the differences between the fair value of the underlying common stock at the commitment date of the financing transaction and the effective conversion price embedded in the preferred shares.

In addition, the Company reviews all of its convertible instruments for the existence of a beneficial conversion feature. Upon the determination that a beneficial conversion feature exists, the relative fair value of the beneficial conversion feature would be recorded as a discount from the face amount of the respective debt instrument and the discount would be amortized to interest expense over the life of the debt.

Finally, if necessary, the Company will determine the existence of liquidated damage provisions. Liquidated damage provisions are not marked to market, but evaluated based upon the probability that a related liability should be recorded.

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the year ended December 31, 2010

Note 3 - Significant Accounting Policies, continued

Revenue Recognition

The Company generates revenue from the direct sales of its vitamin and related nutritional products directly to consumers through its distributors. Revenue is recognized when all of the following conditions exist: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred, (3) the sales price is fixed or determinable, and (4) collectability is reasonably assured.

Revenue is recognized at the time products are shipped.  The Company generally requires cash or credit card payment at the point of sale.  The compensation plan for the Company’s distributors generally does not provide rebates or selling discounts to distributors who purchase its products and services.  The Company classifies selling discounts and rebates, if any, as a reduction of revenue.

Product Return Policy

Refunds are allowed only to Distributors who have given voluntary termination notices, or for incorrect or defective items.  In these circumstances only, the Company provides a 30-day return policy.

Deferred Revenue

The Company requires cash or credit card payment at the time of sale. Any payments that are received prior to shipment are recorded as deferred revenue until the specific product is shipped as described above, at which time, it is recorded as revenue.

Advertising

Advertising costs are expensed as they are incurred and are included in selling, general and administrative expenses. Advertising expense amounted to $0 for the year ended December 31, 2010.

Shipping and Handling Costs

The Company’s shipping and handling costs are included in cost of sales.

Distributor Incentives

Distributor incentives expenses include all forms of commissions, compensation, bonuses and other incentives paid to our Distributors.

Selling, General and Administrative

Selling, general and administrative expenses include wages and benefits, depreciation and amortization, rents and utilities, distributor event costs, professional fees and marketing.

Share-Based Payment Arrangements

Generally, all forms of share-based payments, including stock option grants, restricted stock grants and stock appreciation rights are measured at their fair value on the awards’ grant date, based on the estimated number of awards that are ultimately expected to vest.  Share-based compensation awards issued to non-employees for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable. The expense resulting from share-based payments are recorded in cost of goods sold or general and administrative expense in the statement of operations, depending on the nature of the services provided.  There was no share-based compensation awarded for the period ending December 31, 2010.

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the year ended December 31, 2010

Note 3 - Significant Accounting Policies, continued

Income Taxes

The Company accounts for income taxes in accordance with accounting guidance now codified as Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740, “Income Taxes,” which requires that the Company recognize deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse. Deferred income tax benefit (expense) results from the change in net deferred tax assets or deferred tax liabilities. A valuation allowance is recorded when it is more likely than not that some or all deferred tax assets will not be realized.

Accounting guidance now codified as FASB ASC Topic 740-20, “Income Taxes – Intraperiod Tax Allocation,” clarifies the accounting for uncertainties in income taxes recognized in accordance with FASB ASC Topic 740-10 by prescribing guidance for the recognition, de-recognition and measurement in financial statements of income tax positions taken in previously filed tax returns or tax positions expected to be taken in tax returns, including a decision whether to file or not to file in a particular jurisdiction. FASB ASC Topic 740-20 requires that any liability created for unrecognized tax benefits is disclosed. The application of FASB ASC Topic 740-20 may also affect the tax bases of assets and liabilities and therefore may change or create deferred tax liabilities or assets. The Company would recognize interest and penalties related to unrecognized tax benefits in income tax expense. At December 31, 2010, The Company did not record any liabilities for uncertain tax positions.

Net Loss per Share

Basic earnings per share (“EPS”) is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted EPS gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. Diluted EPS excludes all dilutive potential of shares of common stock if their effect is anti-dilutive.

The computation of basic and diluted loss per share for the year ended December 31, 2010 excludes the following potentially dilutive securities because their inclusion would be anti-dilutive:

For the Year Ended December 31, 2010
Series C Convertible Preferred Stock	157,835
Stock Options	75,000
Convertible Debenture	285,468
518,303

Recent Accounting Pronouncements

The Company adopted the provisions of ASC 855, “Subsequent Events” (formerly SFAS 165 “Subsequent Events”), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The provisions of ASC 855 are effective for interim and annual reporting periods ending after June 15, 2009. The adoption did not have an impact on the Company’s financial position, results of operations or cash flows.

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the year ended December 31, 2010

Note 3 - Significant Accounting Policies, continued

In June 2009, FASB issued ASC Topic 810-10 “Consolidation – Variable Interest Entities”, to improve financial reporting by enterprises involved with variable interest entities and to provide more relevant and reliable information to users of financial statements. The Statement is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. The Company will review the requirements of ASC Topic 810-10 and comply with its requirements. The Company does not expect that the adoption of this Statement will have a material impact on the Company’s financial statements.

In August 2009, FASB issued Accounting Standards Update 2009-05 which includes amendments to Subtopic 820-10, “Fair Value Measurements and Disclosure – Overall”. The update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the techniques provided for in this update. The amendments in this update clarify that a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability and also clarifies that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are Level 1 fair value measurements. The adoption of this standard did not have a material impact on the Company’s financial position, results of operations and cash flows.

Note 4 - Fair Value

The fair value of its financial assets and liabilities reflects its estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on its assessment of the assumptions that market participants would use in pricing the asset or liability.

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the year ended December 31, 2010

Note 5 - Prepaid expenses and other current assets

Balance at December 31, 2010
Credit card reserves	$71,839
Prepaid expenses	21,377
Prepaid inventory costs	18,373
Prepaid professional fees	20,000
Advances to salesman	5,000
Prepaid expenses and other current assets	$136,589

Credit card reserves are cash collateral that is being held by the credit card processor to assure compliance with the individual processor’s policies, guidelines, and/or practices.

Note 6 - Equipment and Software

Equipment and software consist of the following at December 31, 2010:

	Balance at December 31, 2010	Estimated Useful Life
Equipment and software	23,864	2-5years
Less: Accumulated depreciation and amortization	(9,882)
Equipment and software, net	$13,982

Depreciation and amortization for the year ended December 31, 2010 was $6,382.

Note 7 - Debt and Other Financing

Notes Payable

During June 2009, the Company entered into a $100,000 unsecured promissory note with a third party.  The note bears interest at fifteen percent per annum and was due on December 31, 2010.  In connection with the note, the Company agreed to issue 157,835 shares of Convertible Preferred Series C stock (see Note 8).  The preferred stock was valued at a fair value of $6,313 which was recorded as a debt discount to be amortized over the life of the note.  For the year ended December 31, 2010, $4,351 was amortized to interest expense. The note and all accrued interest were subsequently paid off as part of two $350,000 promissory notes the Company entered into during November 2010.

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the year ended December 31, 2010

Note 7 - Debt and Other Financing continued

During June and July 2009, the Company entered into three unsecured promissory notes totaling $290,000 with a third party.  The notes bear interest at fifteen percent per annum and matured between June 22 and November 1, 2010.  In connection with these notes, the Company agreed to issue 533,904 shares of Convertible Preferred Series A stock (see Note 8).  The preferred stock was valued at a fair value of $21,356 which was recognized as a debt issue cost to be amortized over the life of the notes.  For the year ended December 31, 2010, $12,113 was amortized to interest expense.  The Company used the net proceeds received from these notes to provide working capital.

On September 16, 2010, the Company entered into a subscription agreement with the notes holder to purchase 4,377,000 shares of common stock at par and granted the holder a six month option to acquire an additional 75,000 shares of common stock at par. As a consideration of this agreement the notes holder agreed to (1) extend the maturity dates of the three notes (two of which had expired) to June, 30, 2011, (2) add all accrued interest of $59,059 to the principle balance, and extend any accruing and unpaid interest until the extended maturity date, (3) waive all rights, titles and interest in the 533,904 shares convertible preferred series A stock originally issued and (4) waive any loan defaults prior to the subscription agreement.  The option is exercisable upon certain conditions, including merging with a publicly traded company.  533,904 shares of the common stock issued were deemed to be for the conversion of convertible series A preferred stock that is cancelled as part of this agreement, and the remaining 3,843,096 shares were valued at fair value of $226,209 ($0.06 per share) and was recognized as a debt discount and amortized over the remaining life of the notes.  The option was valued at fair value of $4,425 using the black scholes valuation model and was also recognized as debt discount (see Note 8). These notes are subordinated to the two $350,000 promissory notes below and shall automatically be exchanged, in the event of a merger with a public company, for new convertible promissory notes and warrants with similar terms and conditions to the Company’s expected public financing.  For the year ended December 31, 2010 $85,182 was amortized to interest expense.

During March 2010, the Company entered into an unsecured promissory note for $150,000.  The note bears interest at ten percent per annum and was due on February 28, 2011.  In accordance with this note, the Company paid $15,000 of debt issuance cost.  On September 22, the Company issued 375,000 shares of common stock to the note holder in exchange for an extension of the note maturity date to June 30, 2011, changes to repayment provisions so that accrued interest of $7,639 were added to the principle balance, and extend any accruing and unpaid interest until the extended maturity date. The shares were valued at fair value of $22,500 ($0.06 per share) and recognized as a debt discount and amortized over the remaining life of the note.  The note is subordinated to the two $350,000 promissory notes below and shall automatically be exchanged, in the event of a merger with a public company, for new convertible promissory notes and warrants with similar terms and conditions to the Company’s expected public financing.  For the year ended December 31, 2010, $8,008 was amortized to interest expense.

During August 2010, the Company entered into two $50,000 promissory notes.  The notes bear interest at eight percent per annum and are due on September 15, 2010.  These notes were refinanced and cancelled as part of the November 2010 debt deal as discussed below.

During November 2010, the Company entered into two $350,000 promissory notes.  The notes refinanced the two $50,000 notes discussed above, bear interest at ten percent per annum, and are due on June 30, 2011.  The notes are collateralized by 28,614,000 of the founder’s shares and are guaranteed by the founder.  In connection with subordination agreement with the holders of the $290,000 and the $150,000 promissory notes, the note holders of the two $350,000 promissory notes further agree to convert the debt, in the event that the Company merges with a public company, at the same terms and conditions as the public financing.  In connection with these notes the company incurred debt issue costs of $74,315 comprised of private placement and legal fees

Convertible Debentures

During October 2009, the Company issued a $200,000 Convertible Note Payable (the “Convertible Note”).  The Convertible Note has a three year term maturing October13, 2012, bears interest at an annual rate of ten percent per annum and is unsecured.  The Company used the net proceeds received from this Convertible Note to provide working capital.

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the year ended December 31, 2010

Note 7 - Debt and Other Financing continued

The Convertible Note is convertible at the option of the holder, in whole or in part, into shares of the Company’s common stock at an initial conversion price equal to $1.48 per share.  The conversion price may be adjustable for standard anti-dilution provisions such as stock splits, stock dividends and similar types of recapitalization events.

The Company evaluated the conversion feature embedded in the Convertible Note to determine whether such conversion feature should be bifurcated from its host instrument and accounted for as a freestanding derivative and if a beneficial conversion feature exists. The Company has determined that no beneficial conversion feature exists and determined that since the exercise price of the convertible debt does not contain variable conversion features, such conversion feature should not be bifurcated from its host instrument and accounted for as a freestanding derivative.

During August and September 2010, the Company issued two Convertible Notes Payable (the “Convertible Notes”) totaling $70,000.  The Convertible Notes have terms maturing in February 2012, bear interest at an annual rate of eight percent per annum and is unsecured.  The Company used the net proceeds received from this Convertible Notes to provide working capital.

The Convertible Notes are convertible at the option of the holders, in whole or in part, into shares of its common stock at an initial conversion price equal to $0.466 per share.  The conversion price was adjustable for standard anti-dilution provisions such as stock splits, stock dividends and similar types of recapitalization events.

The Company evaluated the conversion feature embedded in the Convertible Notes to determine whether such conversion feature should be bifurcated from its host instrument and accounted for as a freestanding derivative. The Company determined that since the exercise price of the convertible debt does not contain variable conversion features, such conversion feature should not be bifurcated from its host instrument and accounted for as a freestanding derivative.

Expected repayments of the notes payable are as follows:

For the Period Ended December 31,
2011	$1,206,698
2012	270,000
$1,476,698

Note 8 - Stockholders’ Deficiency

Preferred Stock

The Company has authorized total of 10,000,000 shares of $0.001 par value preferred stock.

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the year ended December 31, 2010

Note 8 - Stockholders’ Deficiency continued

Convertible Series A Preferred Stock

The Convertible Series Preferred Stock (“Series A PS”) have voting rights equivalent to one vote per share, no liquidation preference, and are entitled to receive dividends equal to six percent of the Company’s net income to be paid quarterly. Each share of the Series A PS is convertible into one share of the Company’s common stock at the election of the holder. The Company authorized and issued 533,904 shares of the Series A PS in connection with three promissory notes totaling $290,000 to one individual (see Note 7).

Series B Preferred Stock

The Series B Preferred Stock (“Series B PS”) has voting rights equivalent to one hundred votes per share, no liquidation preference, and are not entitled to receive dividends. During 2009, 500,000 shares were authorized and issued to its Founder as compensation.  The shares were fully vested and were valued at $20,000 ($0.04 per share) based on the fair value of the stock and was recognized as compensation expense during the period ended December 31, 2009.  During 2010, all 500,000 outstanding shares of Series B PS were cancelled and voided.

Convertible Series C Preferred Stock

The Convertible Series C Preferred Stock (“Series C PS”) has voting rights equivalent to one vote per share, no liquidation preference, and are entitled to receive dividends equal to three percent of the Company’s net income to be paid quarterly. Each share of the Series C PS is convertible into one share of the Company’s common stock at the election of the holder, however if all accrued dividends have been paid by July 1, 2012, all outstanding shares automatically convert to common shares. The Company authorized and issued 157,835 shares of the Series C PS in connection with one promissory notes totaling $100,000 to one individual (see Note 7).

Common Stock

On March 2, 2009, the Company issued 34,914,000 founders shares of common stock for no consideration upon formation of Company.

On September 16, 2010, the Company entered into a subscription agreement with the notes holder of the three promissory notes totaling $290,000 to purchase 4,377,000 shares of common stock at par and granted the holder a six month option to acquire an additional 75,000 shares of common stock at par (see Note 7).  Options issued in connection with the subscription agreement were recognized as a debt discount and amortized over the remaining life of the notes and valued at a fair value of $4,425 using the black scholes valuation model utilizing the following assumptions:

Expected dividends	0%
Expected volatility	27.32%
Expected term – embedded conversion option	5 years
Risk free interest rate	.20%
Expected forfeitures	100%

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the year ended December 31, 2010

Note 8 - Stockholders’ Deficiency continued

On September 22, 2010, the Company issued 375,000 share of common stock to the note holder of the unsecured $150,000 promissory note (see Note 7) in exchange for an extension of the notes maturity date to June 30, 2011, changes to repayment provisions so that all accrued interest is due on the maturity date and to remedy any defaults on the notes.  The shares were valued at fair value of $22,500 ($0.06 per share) and recorded as a debt discount and amortized over the remaining life of the note.

Note 9 - Income Taxes

The income tax provision (benefit) consists of the following for the year ended December 31, 2010:

Federal:
Current
Deferred	$(257,000)
State and local:
Current
Deferred	(27,000)
Change in Valuation Allowance	284,000
Income tax provision (benefit)	$-

The Company recognized deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. The Company has established a valuation allowance to reflect the likelihood of realization of deferred tax assets.

The valuation allowance at December 31, 2010 was approximately $640,000. The net change in valuation allowance during the period ended December 31, 2010 was an increase of approximately $284,000. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of December 31, 2010.

The Company has a net operating loss carryforward for tax purposes totaling approximately $1,716,000 at December 31, 2010, which will expire beginning 2029. There is a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally greater than a 50% change in ownership).  Temporary differences, which give rise to a net deferred tax asset, are as follows:

Significant deferred tax assets are approximately as follows:
2010
Deferred tax asset:
Net operating loss carryover	$635,000
Accrued compensation	9,000
644,000
Less valuation allowance	(640,000)
4,000
Deferred tax liability:
Fixed asset depreciation	(4,000)
Net deferred tax assets	$-

The Source Vitamin Company, Inc.
Notes to Financial Statements
For the year ended December 31, 2010

Note 9 - Income Taxes continued

The actual tax benefit differs from the expected tax benefit for the year ended December 31, 2010 as follows:

2010

U.S. federal statutory rate	(34.0)%
State income tax, net of federal benefit	(3.6)%
Other permanent items	4.1%
Change in Valuation Allowance	33.5%
Income tax provision (benefit)	0.00%

Note 10 - Related Party Transactions

The founder has an agreement with the Company whereby he is to receive a bonus of five percent of eligible monthly sales.  As a result of this agreement, the Company recorded bonus expense of $52,419 to the founder for the year ended December 31, 2010.

As of December 31, 2010, the Company owed the founder $46,376 in accounts payable.

Note 11 - Contingencies

Economic Risks and Uncertainties

The recent global economic slowdown has caused a general tightening in the credit markets, lower levels of liquidity, increases in the rates of default and bankruptcy, and extreme volatility in credit, equity and fixed income markets. These conditions not only limit its access to capital, but also make it difficult for its customers, its vendors and us to accurately forecast and plan future business activities.

Legal Proceedings

From time to time, the Company is periodically a party to or otherwise involved in legal proceedings arising in the normal and ordinary course of business. As of the date of this Report, the Company is not aware of any proceeding, threatened or pending, against us which, if determined adversely, would have a material effect on its business, results of operations, cash flows or financial position.

Note 12 - Subsequent Events

The Company evaluated subsequent events between the balance sheet date of December 31, 2010 through April 6, 2011, which represents the date the Financial Statements were issued.

On March 3, 2011, the Company entered into a $400,000 promissory note.  The note is guaranteed by the founder.

On March 31, 2011, the Company entered into a merger agreement with Stone Harbor Investments, Inc. (a public registrant), whereby Stone Harbor Investments, Inc. will issue approximately 486,000 shares of common stock to the shareholders of the Company in exchange for 100 percent ownership of the Company.  In connection with the merger the public registrant expects to raise $3,000,000 in cash through the issuance of convertible notes payable.  In addition, approximately $1,668,000 of outstanding notes payable as of the merger date will be exchanged for new convertible notes payable and warrants with similar terms and conditions as the new $3,000,000 convertible notes payable.